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                          AMENDMENT #1 TO AMENDED AND
                         RESTATED EMPLOYMENT AGREEMENT
                             KENNETH T. WHITE, JR.


     The Amended and Restated Employment Agreement dated March 27, 1999 by and between W-H Energy Services, Inc. a Texas corporation ("W-H"), and Kenneth T. White, Jr. of Sugarland, Texas ("EMPLOYEE") is hereby amended as follows:

     Paragraph 3 of the Amended and Restated Employment Agreement is hereby Amended to change the reference of "100%" to "200%".

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment #1 to Amended and Restated Employment Agreement effective as of the 24th day of January 2001.


                                               W-H ENERGY SERVICES, INC.

                                               By: /s/ JEFFREY L. TEPERA
                                                  -----------------------------
                                                  Jeffrey L. Tepera, V.P./CFO

                                               By: /s/ KENNETH T. WHITE
                                                  ------------------------------
                                                  Kenneth T. White, Chairman